Exhibit 10.8

AMENDMENT NO. 1 to AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of June 9, 2014 (this “Amendment”) to that certain Amended and Restated Senior Secured Credit Agreement, dated as of October 1, 2010 and as amended and restated as of November 20, 2013 (as amended, modified, restated or amended and restated from time to time prior to the date hereof, the “Credit Agreement”), among Neff LLC, a Delaware limited liability company (“Parent Borrower”), Neff Holdings LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties party thereto, the Lenders party thereto from time to time, Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer, Bank of America, N.A. and Wells Fargo Capital Finance, LLC as Co-Collateral Agents, Wells Fargo Capital Finance, LLC as Syndication Agent and Regions Bank as Documentation Agent and Merrill Lynch, Pierce, Fenner and Smith Incorporated as Lead Arranger and Book Runner.

PRELIMINARY STATEMENTS

(1)                                 WHEREAS, Parent Borrower, the other Credit Parties, the Agent and the Lenders have entered into the Credit Agreement;

(2)                                 WHEREAS, Parent Borrower, the other Credit Parties, the Agent and certain Lenders wish to amend the Credit Agreement as set forth in Section 2 below and provide the confirmations set forth in Section 5 below;

(3)                                 WHEREAS, pursuant to Section 9.2 of the Credit Agreement Parent Borrower may, with the consent of the Agent and the Requisite Lenders amend the Credit Agreement; and

(4)                                 WHEREAS, the Requisite Lenders and certain Lenders increasing the aggregate principal amount of their Revolving Loan Commitments are willing to consent to the amendments set forth in Section 2 below and provide the confirmations set forth in Section 5 below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                         Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in any Loan Document, and each reference in any Loan Document to any other Loan Document or “thereunder”, “thereof” or other similar reference to such other Loan Document, shall, after the Amendment No. 1 Effective Date (as defined in Section 4 of this Amendment), refer to such Loan Document or other Loan Document as amended hereby.

SECTION 2.                         Amendments. With effect from the Amendment No. 1 Effective Date:

(a)                       Section 1.3 of the Credit Agreement shall be and hereby is amended by amending and restating clauses (b) and (c) therein as follows:

“(b) Unused Line Fee. As additional compensation for the Lenders, Parent Borrower on behalf of Borrowers shall pay to Agent, for the benefit of the Lenders based on their respective Pro Rata Shares, in arrears, on the first Business Day of each Fiscal Month prior to the Commitment Termination Date, on the Amendment No. 1 Effective Date and on the Commitment Termination Date, a fee (the “Unused Line Fee”) for Borrowers’ non-use of available funds in an amount equal to the Applicable Unused Line Fee Margin per annum for such period multiplied by the difference between (i) the Maximum Amount (as it may be adjusted from time to time) and (ii) the average for the period of the daily closing balances of the Revolving Loan (including, without duplication, outstanding Swing Line Loans and Letter of Credit Obligations) outstanding during the period for which such Fee is due; provided that, for the avoidance of doubt, with respect to the Unused Line Fee payable on July 1, 2014, such Unused Line Fee shall be (x) calculated based on the average of the daily closing balances of the Revolving Loan during the period from the Amendment No. 1 Effective Date through June 30, 2014 (the “Stub Period”) and (y) in a pro rata amount based on the number of days in the Stub Period relative to the total number of days in the calendar month of June 2014.

(c) Letter of Credit Fee. Parent Borrower on behalf of itself and the other Borrowers agrees to pay to Agent for the benefit of Lenders based on their respective Pro Rata Shares, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) all reasonable costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each Fiscal Month during which any Letter of Credit Obligation shall remain outstanding, a fee (the “Letter of Credit Fee”) in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit during such Fiscal Month; provided that, for the avoidance of doubt, with respect to the Letter of Credit Fee payable on July 1, 2014, such Letter of Credit Fee shall be (x) calculated based on the maximum amount available from time to time to be drawn under the applicable Letter of Credit during the Stub Period and (y) in a pro rata amount based on the number of days in the Stub Period relative to the total number of days in the calendar month of June 2014. Such fee shall be paid to Agent for the benefit of the Lenders based on their respective Pro Rata Shares monthly in arrears, on the first Business Day of each Fiscal Month, on the Amendment No. 1 Effective Date and on the Commitment Termination Date. Parent Borrower on behalf of Borrowers shall pay directly to L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by L/C Issuer pursuant to this Agreement equal to one-fourth of one percent (0.25%) per annum of the maximum amount then available to be drawn under such Letter of Credit. Such fee shall be paid to L/C Issuer monthly in arrears on the first Business Day of each Fiscal Month and on the Commitment Termination Date. In addition, Parent Borrower on behalf of Borrowers shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.”

(b)                                 Section 1.14(a) of the Credit Agreement shall be and hereby is amended by replacing the words “At any time following the Restatement Effective Date” with “At any time following the Amendment No. 1 Effective Date”.

(c)                                  Section 2.9(c)(ii) of the Credit Agreement shall be and hereby is amended by deleting “.” at the end thereof and replacing it with the following:

“; provided, however, that after delivery by Agent of a control notice or similar notice as set forth in this clause (ii), if Excess Availability is greater than or equal to the greater of (I) 12.5% of the aggregate Revolving Loan Commitments then in effect and (II) $35.0 million for a period of thirty (30) consecutive days (a “Cash Dominion Reversal Event”), then Agent shall within one (1) Business Day thereof rescind such control notice or similar notice and instruct the applicable depositary institution, securities intermediary or commodities intermediary that all amounts on deposit in or credited to the applicable accounts shall cease to be transferred to the Concentration Account and shall be immediately available to the applicable Credit Party.”

(d)                                 Section 3.1(d) of the Credit Agreement shall be and hereby is amended by replacing each reference to “Second Lien Notes” therein with “Second Lien Loans”.

(e)                                  Sections 3.5 of the Credit Agreement shall be and hereby is amended by (i) deleting “and” at the end of clause (h) thereof, (ii) replacing the period at the end of clause (i) thereof with “; and” and (iii) adding a new clause (j) at the end of such Section as follows:

“(j) Parent Borrower may make Restricted Payments to Holdings and Holdings may make Restricted Payments to the equity holders of Holdings in connection with the Special Distributions; provided, that no Default or Event of Default shall have occurred and be continuing at such time or would result therefrom.”

(f)                                   Section 3.6(c) of the Credit Agreement shall be and hereby is amended by (i) replacing “and” immediately before the reference to “(ii)” with “,” and (ii) adding at the end of such Section, the following:

“and (iii) that Neff Finance may be liquidated, wound up or dissolved in the Parent Borrower’s sole discretion at any time after the Amendment No. 1 Effective Date.”

(g)                                  Section 3.8 of the Credit Agreement shall be and hereby is amended by amending and restating clause (b)(i) thereof in its entirety as follows:

“(i)                               (x) reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, managers, members, employees or consultants of Holdings, Parent Borrower or any of its Subsidiaries as determined in good faith by Parent Borrower’s Board of Directors or senior management and (y) incentive bonuses and other compensation, if any, paid to employees and/or members of the Board of Directors of any of the Credit Parties in connection with the 2014 Loan Transactions;”

(h)                                 Section 3.9 of the Credit Agreement shall be and hereby is amended by (i) adding “, the Second Lien Loans” immediately after the reference to “the Second Lien Notes” in clause (a) thereof and (ii) adding the following sentence at the end of clause (c) thereof:

“Notwithstanding anything contained in this Agreement to the contrary, Neff Finance may liquidate, wind up or dissolve itself at any time after the Amendment No. 1 Effective Date.”

(i)                                     Section 3.14 of the Credit Agreement shall be and hereby is amended by adding the following (i) at the end of the proviso set forth in clause (a) thereof immediately prior to “;”, (ii) at the end of the proviso set forth in clause (b) thereof immediately prior to “; and” and (iii) at the end of the proviso set forth in clause (c) thereof immediately prior to “.”:

“(it being understood and agreed that upon a Cash Dominion Reversal Event, Agent shall cause the transfer of amounts on a daily basis to the Concentration Account to cease to be so transferred in accordance with Section 2.9(c)(ii))”.

(j)                                    Section 3.18 of the Credit Agreement shall be and hereby is amended by (i) replacing each reference to “Second Lien Notes” therein (other than in the last sentence thereof) with “Second Lien Loans”, (ii) replacing “1%” with “3%” and (iii) replacing “May 5, 2011” with “the Amendment No. 1 Effective Date”.

(k)                                 Section 3.19 of the Credit Agreement shall be and hereby is amended by replacing the table in such Section with the following:

Fiscal Quarter Ending	Consolidated Total Leverage Ratio
For each Fiscal Quarter ended during the period from May 1, 2011 through the Amendment No. 1 Effective Date	4.50:1.0
For each Fiscal Quarter ended during the period from the Amendment No. 1 Effective Date through and including June 30, 2014	5.95:1.0
For each Fiscal Quarter ended during the period from July 1, 2014 through and including December 31, 2014	5.75:1.0
For each Fiscal Quarter ended during the period from January 1, 2015 through and including June 30, 2015	5.50:1.0
For each Fiscal Quarter ended during the period from July 1, 2015 through and including September 30, 2015	5.25:1.0
For each Fiscal Quarter ended during the period from October 1, 2015 through and including December 31, 2015	5.00:1.0
For each Fiscal Quarter ended during the period from January 1, 2016 through and including June 30, 2016	4.75:1.0
For each Fiscal Quarter ended during the period from September 30, 2016 and thereafter	4.50:1.0

(l)                                     Section 5.11(b) of the Credit Agreement shall be and hereby is amended by (i) deleting “and/or” therein and replacing it with “,” and (ii) adding at the end of such Section “, and/or (iii) to make the Special Distributions”.

(m)                             Section 5.15 of the Credit Agreement shall be and hereby is amended by adding “and Credit Suisse Securities (USA) LLC and Jefferies Finance LLC in connection with the 2014 Loan Transactions” immediately after “Consent Solicitation” at the end of clause (a) thereof.

(n)                                 Section 9.27 of the Credit Agreement shall be and hereby is amended to replace the reference to “Intercreditor Agreement” therein with “Prior Intercreditor Agreement”.

(o)                                 The definition of “2013 Notes Transactions” in Annex A to the Credit Agreement shall be and hereby is amended by replacing the reference to “Intercreditor Agreement” therein with “Prior Intercreditor Agreement”.

(p)                                 The definition of “Commitment Termination Date” in Annex A to the Credit Agreement shall be and hereby is amended by (i) adding “and” at the end of clause (b) thereof, (ii) deleting “and” at the end of clause (c) thereof and replacing it with “.” and (iii) deleting clause (d) thereof in its entirety.

(q)                                 The definition of “Consent Solicitation” in Annex A to the Credit Agreement shall be and hereby is amended by replacing the reference to “Intercreditor Agreement” therein with “Prior Intercreditor Agreement”.

(r)                                    The definition of “Consolidated EBITDA” in Annex A to the Credit Agreement shall be and hereby is amended by (i) deleting “and” at the end of clause (a)(xvi) thereof and replacing it with “,”, (ii) adding “and” at the end of clause (a)(xvii) thereof and (iii) adding a new clause (a)(xviii) as follows:

“(xviii) any fees, costs, expenses or charges related to, or arising in connection with, the 2014 Loan Transactions, (including, without limitation, (x) any payment of fees under the 2014 Arranger Fee Letter and (y) any incentive bonuses and other compensation, if any, paid or payable to employees and/or members of the Board of Directors of any of the Credit Parties in connection with the 2014 Loan Transactions)”.

(s)                                   The definition of “Consolidated Secured Indebtedness” in Annex A to the Credit Agreement shall be and hereby is amended by replacing each reference to “Second Lien Notes” therein with “Second Lien Loans”.

(t)                                    The definition of “Fee Letters” in Annex A to the Credit Agreement shall be and hereby is amended by adding “, the 2014 Arranger Fee Letter” immediately after “the Arranger Fee Letter”.

(u)                                 The definition of “Fixed Charge Coverage Ratio” in Annex A to the Credit Agreement shall be and hereby is amended by adding “, or the Special Distributions” immediately after “the 2013 Special Distribution” in the second paragraph of such definition.

(v)                                 The definition of “Intercreditor Agreement” in Annex A to the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

““Intercreditor Agreement” means the Intercreditor Agreement, dated as of June 9, 2014, among the Agent and the collateral agent under the Second Lien Credit Agreement and the other indebtedness described therein, as the same may be amended, restated, modified or waived from time to time.”

(w)                               The definition of “Interest Payment Date” in Annex A to the Credit Agreement shall be and hereby is amended by replacing the words “Restatement Effective Date” in clause (iii) of such definition with “Amendment No. 1 Effective Date”.

(x)                                 The definition of “Lenders” in Annex A to the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

““Lenders” means Bank of America and the other Lenders named on the signature pages of this Agreement or to any joinder agreement that is in form and substance satisfactory to the Agent (including, without limitation, Amendment No. 1), and, if any such Lender shall decide to assign all or any portion of the Obligations as provided in Section 8.1, such term shall include any Qualified Assignee of such Lender and each other assignee of such Lender permitted under Section 8.1(a).”

(y)                                 The definition of “Maximum Amount” in Annex A to the Credit Agreement shall be and hereby is amended by adding the following sentence at the end of such definition “The Maximum Amount in effect on the Amendment No. 1 Effective Date is equal to $425,000,000.”

(z)                                  The definition of “Parity Lien Debt” in Annex A to the Credit Agreement shall be and hereby is amended by replacing the words “the Second Lien Notes (excluding the Second Lien Notes and any refinancing and subsequent refinancings of the Second Lien Notes)” in clause (a) of such definition with “the later of (x) the Commitment Termination Date and (y) the latest maturity date then in effect under the Second Lien Credit Agreement”.

(aa)                          The definition of “Related Transactions” in Annex A to the Credit Agreement shall be and hereby is amended by (i) adding immediately after clause (c) of such definition “, (d) 2014 Loan Transactions” and (ii) replacing “(d)” with “(e)”.

(bb)                          The definition of “Revolving Loan Commitment” in Annex A to the Credit Agreement shall be and hereby is amended by replacing the words “three hundred seventy five million dollars ($375,000,000) on the Restatement Effective Date” with “four hundred twenty five million dollars ($425,000,000) on the Amendment No. 1 Effective Date”.

(cc)                            The definition of “Swing Line Commitment” in Annex A to the Credit Agreement shall be and hereby is amended by replacing “$37,500,000” with “$42,500,000”.

(dd)                          The following definitions shall be added to Annex A to the Credit Agreement in alphabetical order to read as follows:

“2014 Arranger Fee Letter” means that certain Engagement and Fee Letter, dated as of May 15, 2014, among Neff LLC and Bank of America, N.A., relating to certain fees payable in connection with Amendment No. 1, and any other fee letter replacing or supplementing such Engagement and Fee Letter and relating to fees payable to the Arranger.

“2014 Loan Transactions” means (a) the incurrence of the Second Lien Loans, (b) the entry into the Second Lien Credit Agreement and the security documents, certificates, instruments and other agreements entered into in connection therewith, (c) the repayment in full of the Second Lien Notes, (d) the execution and delivery of the Intercreditor Agreement and Amendment No. 1, (e) the payment of, or entry into an agreement by any Credit Party to pay, incentive bonuses and other compensation, if any, to employees and/or members of the Board of Directors of any of the Credit Parties in connection with the Special Distributions and (f) the consummation of the transactions contemplated by each of the foregoing (including the Special Distributions).

“Amendment No. 1” means that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of the Amendment No. 1 Effective Date, among the Agent, the Lenders party thereto, Holdings, and Borrowers.

“Amendment No. 1 Effective Date” means June 9, 2014.

“Maximum Distribution Amount” means an amount equal to the sum of (x) Excess Availability on the Amendment No. 1 Effective Date (after giving effect to Amendment No. 1 and any prepayment of Loans on the Amendment No. 1 Effective Date) minus $85,000,000 and (y) the proceeds of the Second Lien Loans in excess of the amount of such proceeds required to (I) redeem the Second Lien Notes (including accrued interest and premium thereon, and fees, costs and expenses incurred in connection therewith) and (II) repay the Loans outstanding immediately prior to the Amendment No. 1 Effective Date in order to satisfy the condition set forth in Section 4(d)(i) of Amendment No. 1.

“Prior Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 5, 2011, among the Agent and the collateral agent for the Second Lien Notes and the other indebtedness described therein, as the same may be amended, restated, modified or waived from time to time.

“Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of June 9, 2014, among Borrowers, Holdings, the guarantors party thereto from time to time, Credit Suisse AG, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC and Jefferies Finance LLC, as joint bookrunners and joint lead arrangers, Jefferies Finance LLC, as syndication agent and the lenders party thereto from time to time, as the same may be amended, restated, modified or waived from time to time.

“Second Lien Loans” means the loans and other Indebtedness under the Second Lien Credit Agreement.

“Special Distributions” means one or more distributions made on or within ten (10) Business Days after the Amendment No. 1 Effective Date to the members of Holdings, in an amount not to exceed (A) the lesser of (x) $378.0 million and (y) the Maximum Distribution Amount, in either case, minus (B) incentive bonuses and other compensation, if any, actually paid to employees and/or members of the Board of Directors of any of the Credit Parties as a result of the consummation of the 2014 Loan Transactions.

(ee)                            Annex B to the Credit Agreement shall be and hereby is amended and restated in its entirety as set forth in the attached Exhibit I.

SECTION 3.                         Representations. Holdings, Parent Borrower and each other Credit Party represents and warrants that immediately prior to and after giving effect to the effectiveness of this Amendment (i) the representations and warranties set forth in Section 5 of the Credit Agreement or any other Loan Document will be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date under the Credit Agreement.

SECTION 4.                         Conditions to Effectiveness. The amendments set forth in Section 2 and the confirmations set forth in Section 5 shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the satisfaction of the Administrative Agent:

(a)                                 Execution of Counterparts. The Agent shall have received from Holdings, Parent Borrower, and the Requisite Lenders under the Credit Agreement an original counterpart of this Amendment signed by such party or facsimile or electronic (i.e., “.pdf” or “.tif”) copy.

(b)                                 Officer’s Certificate. Parent Borrower shall have delivered to the Agent duly executed copies of a certificate of an authorized officer of Parent Borrower, dated the Amendment No. 1 Effective Date, certifying on behalf of Parent Borrower that (i) as of the Amendment No. 1 Effective Date and after giving effect to this Amendment, the representations and warranties in this Amendment and the Credit Agreement are accurate, true and correct in all material respects, (ii) no Default or Event of Default has occurred or is continuing and (iii) Holdings and its Subsidiaries on a consolidated basis are solvent.

(c)                                  Intercreditor Agreement. The Agent shall have received the Intercreditor Agreement substantially in the form attached hereto as Exhibit II, duly executed by the collateral agent under the Second Lien Credit Agreement and dated the Amendment No. 1 Effective Date.

(d)                                 Minimum Availability and Maximum Distribution Amount. On the Amendment No. 1 Effective Date (after giving effect to this Amendment), (i) Borrowers shall have Excess Availability of at least $85,000,000, calculated on a pro forma basis after giving effect to the consummation of the 2014 Loan Transactions to occur on the Amendment No. 1 Effective Date (including any prepayment of Loans on the Amendment No. 1 Effective Date) and (ii) Parent Borrower shall have delivered a certificate to the Agent setting forth the Maximum Distribution Amount (as defined in the Credit Agreement as amended hereby) and setting forth the calculation thereof (which calculation shall be reasonably acceptable to the Agent).

(e)                                  Searches. The Agent shall have received UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Credit Party as debtor and that are filed (x) with respect to UCC searches, at the secretary of state of the state of organization of each Credit Party, (y) with respect to tax and judgment lien searches, in the county in which any Credit Party is organized or maintains its principal place of business and (z) with respect to intellectual property searches, at the United States Patent and Trademark Office and United States Copyright Office and any other searches that the Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Encumbrances or any other Liens acceptable to the Agent).

(f)                                   Legal Opinions. The Agent shall have received a duly executed opinion of Stroock & Stroock & Lavan LLP, counsel for the Credit Parties, in form and substance reasonably satisfactory to the Agent.

(g)                                  Good Standing. For each Credit Party, Agent shall have received a good standing certificate with respect to such Credit Party’s state of formation, each dated a recent date prior to the Amendment No. 1 Effective Date and certified by the Secretary of State of the applicable jurisdiction.

(h)                                 Second Lien Notes Payoff. All monetary obligations under the Second Lien Notes (other than unasserted contingent obligations) shall have been paid in full.

(i)                                     Amendment Fee. The Parent Borrower shall have paid to each Lender consenting to this Amendment prior to 5:00 p.m. (New York City time) on May 20, 2014, a nonrefundable cash fee (the “Amendment Fee”) in U.S. dollars as determined pursuant to the 2014 Arranger Fee Letter (as defined in the Credit Agreement as amended hereby). Such payment of the Amendment Fee shall be made to the Agent for further distribution of the Lenders entitled thereto.

(j)                                    Expenses. The Agent shall have received all reasonable and documented fees and invoiced out-of-pocket expenses (including reasonable and documented expenses of counsel) due and payable by Holdings or Parent Borrower on or prior to the Amendment No. 1 Effective Date.

SECTION 5.                         Confirmation of Loan Documents; Lender Consents. The Credit Parties hereby confirm that the Collateral Documents and the obligations of such parties under the Loan Documents continue in full force and effect and shall not be affected by this Amendment, except as expressly provided herein. Each of the Credit Parties hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents, to the Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such obligations from and after the date hereof. Notwithstanding anything set forth in the Credit Agreement, each of the Lenders hereby consents to (i) the modification of the Revolving Loan Commitments set forth on Annex B to the Credit Agreement as amended hereby and consents to any deemed or actual reallocation of participations in Letters of Credit and Swing Line Loans in connection therewith and (ii) the repayment, redemption and defeasance of the Second Lien Notes and all transactions related thereto. At the request of Parent Borrower on or after the date hereof, the Agent shall enter into a second amended and restated deposit account control agreement with Neff Rental LLC and Credit Suisse AG, as collateral agent under the Second Lien Credit Agreement (as defined in the Credit Agreement, as amended hereby) in form and substance substantially similar to that certain Amended and Restated Deposit Account Control Agreement, dated as of June 9, 2011, among Neff Rental LLC, the Agent, as first lien collateral agent, Wilmington Trust FSB, as second lien collateral agent, and Bank of America, N.A., as depositary bank (the “Existing DACA”). Each of the Lenders, by its execution of this Amendment on the Amendment No. 1 Effective Date, (i) consents and agrees to the terms of the Intercreditor Agreement and authorizes and empowers the Agent to execute and deliver the Intercreditor Agreement and (ii) authorizes and empowers the Agent to execute an amendment and restatement of the Existing DACA as set forth in the prior sentence of this Section 5. The Lenders further consent to the entry by the Agent into the amendment or reaffirmation of any Collateral Document deemed necessary or advisable by the Agent in connection herewith.

SECTION 6.                         Certain Consequences Of Effectiveness. On and after the Amendment No. 1 Effective Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document shall be governed by the Credit Agreement as amended hereby. The Credit Agreement and the other Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. On the Amendment No. 1 Effective Date, each Revolving Credit Advance, Swing Line Advance and/or participation in any Letter of Credit shall be deemed reallocated among the Lenders and each Lender holding less than its Pro Rata Share (after giving effect to this Amendment) hereby agrees to purchase from each other Lender at par the portion of such Revolving Credit Advance, Swing Line Advance and/or participation in order to effect such reallocation.

SECTION 7.                         New Lender Joinder. Each Person which is party to this Amendment in the capacity of “Lender” (as set forth on their signature page hereto) that was not a Lender prior to the Amendment No. 1 Effective Date (each such Person a “New Lender” and, collectively, the “New Lenders”) hereby agrees to become a “Lender” under the Credit Agreement for all intents and purposes thereunder with a Revolving Loan Commitment in the amount set forth opposite such Person’s name on Exhibit I to this Amendment. Furthermore, each New Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to issue its Revolving Loan Commitment under the Credit Agreement; (b) confirms it has received a copy of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement; (c) confirms it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement; and (d) agrees that it will (i), independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 8.                         Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.                         Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. PARENT BORROWER AND EACH CREDIT PARTY HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. PARENT BORROWER AND EACH CREDIT PARTY EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. PARENT BORROWER AND EACH CREDIT PARTY HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PARENT BORROWER AND SUCH CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PARENT BORROWER, AT THE ADDRESS SET FORTH IN SECTION 9.3 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

SECTION 10.                  PARENT BORROWER, EACH CREDIT PARTY, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT. PARENT BORROWER, EACH CREDIT PARTY, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS.

SECTION 11.                  Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or email of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NEFF LLC, as Parent Borrower

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer

NEFF HOLDINGS LLC, as Holdings and a Credit Party

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer

NEFF RENTAL LLC, as a Borrower

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as Agent, Swing Line
Lender and L/C Issuer and as a Lender

By:	/s/ Laura K. Glass
	Name:	Laura K. Glass
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:	/s/ Mikhail Faybusovich
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

JFIN Business Credit Fund I LLC, as a
Lender

By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[Signature Page to Amendment No. 1]

PNC Bank, National Association; as a
Lender

By:	/s/ Ajay Shah
	Name:	Ajay Shah
	Title:	Relationship Manager - AVP

[Signature Page to Amendment No. 1]

Regions Bank, as a Lender

By:	/s/ Bruce Kasper
Name: Bruce Kasper
Title: Attorney in Fact

[Signature Page to Amendment No. 1]

SunTrust Bank, as a Lender

By:	/s/ Brian O’Fallon
Name: Brian O’Fallon
Title: Director

[Signature Page to Amendment No. 1]

WELLS FARGO CAPITAL FINANCE,
LLC, as a Lender

By:	/s/ Kevin S. Fong
Name: Kevin S. Fong
Title: Authorized Signatory

[Signature Page to Amendment No. 1]